As filed with the Securities and Exchange Commission on August 29, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 – June 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

ADAMS HARKNESS

SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT

JUNE 30, 2008

(UNAUDITED)

ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2008

Dear Shareholder:

For the first six months of this year, the Fund underperformed its benchmark, the Russell 2000 Growth Index, (“the Index”) returning -11.96% versus -8.93% for the Index.

For a longer perspective, the Fund’s 1-year and since inception (2/27/04) average annual total returns for the period ended June 30, 2008 were -4.12% and 6.71% respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s return assumes the reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund’s fees were waived or expenses reimbursed; otherwise, total return would have been lower. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.40%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.90% which is in effect until April 30, 2009. Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. Returns greater than one year are annualized. For the most recent month end performance, please call (800) 441-7031 or visit the Fund’s website at www.ahsmallcap.com.

The first quarter of 2008 was one of the most difficult quarters we have seen in quite some time. All the stock market indices declined sharply as investors began to fear the financial crisis in the bond market would spiral out of control and drag the overall economy down sharply. Those fears reached a crescendo in March, as rumors of the collapse of at least one Wall Street firm grew strident. The fears reached a climax with the purchase of Bear Stearns by JP Morgan, as Bear Stearns faced bankruptcy, at the end of the quarter. Domestic equities were under pressure throughout the quarter, and the smaller faster growth stocks in which the Fund invests faced even more pressure. In periods of high fear and uncertainty, smaller growth stocks tend to be under greater pressure because so much of their valuation is based on future results, and when the future is called into question, the stocks tend to react strongly in a negative fashion. The Fund underperformed its benchmark, the Russell 2000 Growth Index, during the quarter. The Fund was helped by its stock selection in the industrials sector, and hurt by both its stock selection and its weighting in the consumer discretionary and the information technology sectors.

We have seen the kind of events that we saw in the first quarter of 2008 only a handful of times before in our career: in 1987, when the stock market suffered a short term “liquidity crisis” that resulted in the demise of EF Hutton; in the wake of the savings and loan (S&L) crisis and subsequent recession in 1990-1991, in 1998, with the collapse of Long Term Capital, and in 2001, in the wake of the World Trade Center destruction. In each of these cases, strong action by the Federal Reserve was able to stem the crisis and allow the financial markets to begin the repair process. We believe that we will look back on the action of the Federal Reserve in aggressively lowering rates, and its decisive action as “the lender of last resort” in the Bear Stearns situation in March, as a similar moment in time. How do financial markets repair themselves after such an event? Slowly and tentatively, we believe. While many stocks have been pushed to extremely low levels, particularly if they meet their goals of earnings growth in 2008, the extent and depth of the recession remains unknown at this point. All of the data, to date, still points to a relatively mild recession, but our belief is that this situation will play out very similarly to that of the S&L crisis, where the recession was relatively brief and mild but the economy recovered very slowly.

1

ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

JUNE 30, 2008

The second quarter of 2008 represented a bit of a rebound from the declines seen in the first quarter, although we would not characterize it as a strong rebound. The Fund outperformed its benchmark, the Russell 2000 Growth Index during the quarter. That outperformance was driven by outperformance in our consumer discretionary, health care and materials stocks, while our information technology stocks underperformed in the quarter, although the majority of the underperformance occurred in June after outperformance earlier in the quarter.

The market is becoming more and more “a market of stocks,” as investors digest the increasing macroeconomic issues that are weighing on stocks. While fears of recession build as oil prices increase and the financial system issues appear to worsen, we have seen growth slow as a result of all of these issues but not dip into negative territory. This environment reminds us of the late 1970’s, when we first entered this business. The macroeconomic environment created a great deal of headwinds, and the overall economy did not grow for a number of years, but these headwinds effected individual companies unevenly. Small cap growth was largely unaffected from the storm, and we believe that will be true in this time frame, as well. In the last secular bear market, the broader averages entered a trading range and stayed in that range until 1982, as a result of these headwinds; however, secondary growth stocks did very well during that time frame. We believe the same situation may occur now and if we are accurate in our assessment, we believe it possible that one could see positive relative performance from smaller growth stocks for the next few years.

We continue to see a great deal of opportunity in this market. Our process is proactive, and our discipline pushes us to look for companies that are experiencing growth due to secular trends, or companies that are improving their business models internally and therefore are less sensitive to the vagaries of the economy.

Sincerely,

Mary Lisanti, CFA

Portfolio Manager

AH Lisanti Capital Growth, LLC

The Fund invests in smaller companies, which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources, and less liquid stock. Growth stocks emphasize companies that are believed to offer above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks tend to offer relatively low dividend yields. Estimated earnings growth is the year over year growth in earnings per share.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 800-441-7031, or visiting the Fund’s website at www.ahsmallcap.com. Please read the prospectus carefully before you invest.

The views in this report were those of the Fund manager as of June 30, 2008 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

2

ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Common Stock - 99.3%
Business Services - 4.7%
11,870	Aspen Technology, Inc.(a)	$158,465
3,810	athenahealth, Inc.(a)	117,196
11,355	Concur Technologies, Inc.(a)	377,327
11,120	Hill International, Inc.(a)	182,813
4,665	Mantech International Corp., Class A(a)	224,480

		1,060,281

Consumer Discretionary - 2.9%
2,040	Deckers Outdoor Corp.(a)	283,968
5,660	Green Mountain Coffee Roasters, Inc.(a)	212,646
17,863	Leapfrog Enterprises, Inc.(a)	148,620

		645,234

Consumer Retail - 15.6%
6,580	Aeropostale, Inc.(a)	206,151
2,835	AnnTaylor Stores Corp.(a)	67,927
15,870	Big Lots, Inc.(a)	495,779
12,580	Buffalo Wild Wings, Inc.(a)	312,361
6,160	Children’s Place Retail Stores, Inc.(a)	222,376
9,405	Citi Trends, Inc.(a)	213,117
13,750	Exide Technologies(a)	230,450
13,890	Finish Line, Class A	120,843
5,995	Gymboree Corp.(a)	240,220
6,165	Lululemon Athletica, Inc.(a)	179,155
13,975	Lumber Liquidators, Inc.(a)	181,675
6,950	Panera Bread Co., Class A(a)	321,507
19,780	Talbots, Inc.	229,250
11,550	True Religion Apparel, Inc.(a)	307,808
43,920	Wet Seal, Inc., Class A(a)	209,498

		3,538,117

Education - 0.5%
3,150	American Public Education, Inc.(a)	122,976

Energy - 20.1%
3,915	Arena Resources, Inc.(a)	206,790
13,755	BPZ Resources, Inc.(a)	404,397
3,755	Canadian Solar, Inc.(a)	150,913
5,400	Carrizo Oil & Gas, Inc.(a)	367,686
9,735	Complete Production Services, Inc.(a)	354,549
2,140	Comstock Resources, Inc.(a)	180,680
4,480	Concho Resources, Inc.(a)	167,104
2,495	Energy Conversion Devices, Inc.(a)	183,732
20,955	Evergreen Solar, Inc.(a)	203,054
6,280	Global Industries, Ltd.(a)	112,600
4,975	GMX Resources, Inc.(a)	368,647
3,155	Hercules Offshore, Inc.(a)	119,953
4,215	Hornbeck Offshore Services, Inc.(a)	238,190
5,565	Oil States International, Inc.(a)	353,044
5,625	Pioneer Drilling Co.(a)	105,806
7,305	Superior Well Services, Inc.(a)	231,642
2,675	T-3 Energy Services, Inc.(a)	212,582
7,430	Tesco Corp.(a)	237,389
5,395	Union Drilling, Inc.(a)	116,964
5,050	Willbros Group, Inc.(a)	221,241

		4,536,963

Shares	Security Description	Value
Health-Care Services - 6.0%
8,065	Amedisys, Inc.(a)	$406,637
6,315	Genoptix, Inc.(a)	199,238
1,845	Icon plc ADR(a)	139,334
2,580	Illumina, Inc.(a)	224,744
7,895	Martek Biosciences Corp.(a)	266,140
7,110	Symmetry Medical, Inc.(a)	115,608

		1,351,701

Industrials - 9.4%
8,990	Advanced Energy Industries, Inc.(a)	123,163
10,665	Celestica, Inc.(a)	89,906
2,315	Chart Industries, Inc.(a)	112,602
9,465	Cognex Corp.	218,168
7,185	Energy Solutions, Inc.	160,585
2,040	Fuel Systems Solutions, Inc.(a)	78,540
6,555	GrafTech International, Ltd.(a)	175,871
8,170	Metalico, Inc.(a)	143,138
9,720	Polypore International, Inc.(a)	246,208
1,605	Robbins & Myers, Inc.	80,090
6,935	Tetra Tech, Inc.(a)	156,870
13,160	Titan Machinery, Inc.(a)	412,171
1,155	Valmont Industries, Inc.	120,455

		2,117,767

Materials - 1.1%
2,130	Schnitzer Steel Industries, Inc.	244,098

Products/Pharmaceuticals - 14.6%
7,550	Auxilium Pharmaceuticals, Inc.(a)	253,831
5,795	Cyberonics, Inc.(a)	125,751
7,430	Hanger Orthopedic Group, Inc.(a)	122,521
17,535	Luminex Corp.(a)	360,344
8,425	Masimo Corp.(a)	289,399
10,900	Natus Medical, Inc.(a)	228,246
5,490	NuVasive, Inc.(a)	245,183
6,240	Onyx Pharmaceuticals, Inc.(a)	222,144
12,020	PharMerica Corp.(a)	271,532
12,750	Savient Pharmaceuticals, Inc.(a)	322,575
12,390	Thoratec Corp.(a)	215,462
1,210	United Therapeutics Corp.(a)	118,278
5,670	Volcano Corp.(a)	69,174
4,445	Wright Medical Group, Inc.(a)	126,282
9,835	Zoll Medical Corp.(a)	331,144

		3,301,866

Technology - 22.8%
20,125	Actel Corp.(a)	339,106
12,585	Ariba, Inc.(a)	185,125
17,625	Cavium Networks, Inc.(a)	370,125
32,265	Cirrus Logic, Inc.(a)	179,393
6,930	Constant Contact, Inc.(a)	130,631
24,090	Cybersource Corp.(a)	403,025
6,525	Data Domain, Inc.(a)	152,228
3,695	Diodes, Inc.(a)	102,130
9,740	F5 Networks, Inc.(a)	276,811
6,930	Microsemi Corp.(a)	174,497
14,150	MKS Instruments, Inc.(a)	309,885
14,205	Monolithic Power Systems, Inc.(a)	307,112
11,095	Netlogic Microsystems, Inc.(a)	368,354

See Notes to Financial Statements. 3

ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Technology (Continued)
29,440	PMC Sierra, Inc.(a)	$225,216
12,090	Rubicon Technology, Inc.(a)	245,669
10,575	Silicon Laboratories, Inc.(a)	381,652
9,825	Solera Holdings, Inc.(a)	271,760
4,400	THQ, Inc.(a)	89,144
40,500	TriQuint Semiconductor, Inc.(a)	245,430
4,499	Ultimate Software Group, Inc.(a)	160,299
3,285	Ultratech, Inc.(a)	50,983
5,620	Vocus, Inc.(a)	180,795

		5,149,370

Telecommunications - 1.6%
4,300	Adtran, Inc.	102,512
8,250	Atheros Communications, Inc.(a)	247,500

		350,012

Total Common Stock (Cost $21,051,088)		22,418,385

Money Market Funds - 3.9%
895,653	Citi Institutional Liquid Reserves, 3.32% (Cost $895,653)	895,653

Total Investments - 103.2%
	(Cost $21,946,741)*	$23,314,038
Other Assets and Liabilities, Net - (3.2)%		(724,254)

Total Net Assets - 100.0%		$22,589,784

ADR	American Depositary Receipt
(a)	Non-income producing security.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,909,703
Gross Unrealized Depreciation	(542,406)

Net Unrealized Appreciation (Depreciation)	$1,367,297

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted	prices in active markets for identical assets
Level 2—other	significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Investments
Level 1—Quoted Prices	$23,314,038	$–
Level 2—Other Significant Observable Inputs	–	–
Level 3—Significant Unobservable Inputs	–	–

Total Investments	$23,314,038	$–

PORTFOLIO HOLDINGS
% of Total Investments
Business Services	4.5%
Consumer Discretionary	2.8%
Consumer Retail	15.2%
Education	0.5%
Energy	19.5%
Healthcare Services	5.8%
Industrials	9.1%
Materials	1.0%
Products/Pharmaceuticals	14.2%
Technology	22.1%
Telecommunications	1.5%
Short-Term Investments	3.8%

100.0%

See Notes to Financial Statements. 4

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS
Total investments, at value (Cost $21,946,741)	$23,314,038
Cash	79,167
Receivables:
Investment securities sold	1,184,535
Fund shares sold	17,668
Dividends and interest	666
Prepaid expenses	10,772

Total Assets	24,606,846

LIABILITIES
Payables:
Investment securities purchased	1,953,232
Fund shares redeemed	13,023
Accrued Liabilities:
Investment adviser fees	8,381
Compliance services fees	1,287
Other expenses	41,139

Total Liabilities	2,017,062

NET ASSETS	$22,589,784

COMPONENTS OF NET ASSETS
Paid-in capital	$21,097,514
Accumulated net investment income (loss)	(199,924)
Accumulated net realized gain (loss) from investments	324,897
Unrealized appreciation (depreciation) on investments	1,367,297

NET ASSETS	$22,589,784

SHARES OF BENEFICIAL INTEREST	1,784,162

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $22,589,784 and 1,784,162 shares outstanding (unlimited shares authorized)	$12.66

See Notes to Financial Statements. 5

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2008

INVESTMENT INCOME
Dividend income	$16,104
Interest income	4,699

Total Investment Income	20,803

EXPENSES
Investment adviser fees	116,171
Administrator fees	62,390
Transfer agency fees	10,891
Shareholder services fees	29,043
Custodian fees	13,206
Professional fees	22,873
Trustees’ fees and expenses	350
Compliance services fees	13,874
Registration fees	8,149
Miscellaneous expenses	13,611

Total Expenses	290,558
Fees waived and expenses reimbursed	(69,831)

Net Expenses	220,727

NET INVESTMENT INCOME (LOSS)	(199,924)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(73,765)
Net change in unrealized appreciation (depreciation) on investments	(3,187,018)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(3,260,783)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,460,707)

See Notes to Financial Statements. 6

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
OPERATIONS
Net investment income (loss)	$(199,924)	$(461,802)
Net realized gain (loss) on investments	(73,765)	3,593,756
Net change in unrealized appreciation (depreciation) on investments	(3,187,018)	1,922,559

Increase (Decrease) in Net Assets from Operations	(3,460,707)	5,054,513

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	–	(973,702)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,323,421	6,489,968
Reinvestment of distributions	–	964,493
Redemption of shares	(4,779,329)	(10,243,936)
Redemption fees	1,460	1,324

Increase (Decrease) from Capital Transactions	(2,454,448)	(2,788,151)

Increase (Decrease) in Net Assets	(5,915,155)	1,292,660

NET ASSETS
Beginning of period	28,504,939	27,212,279

End of period (Including accumulated net investment income (loss) of ($199,924), $0 respectively)	$22,589,784	$28,504,939

SHARE TRANSACTIONS
Sale of shares	181,375	485,139
Reinvestment of distributions	–	67,542
Redemption of shares	(379,702)	(772,399)

Increase (Decrease) in Shares	(198,327)	(219,718)

See Notes to Financial Statements. 7

ADAMS HARKNESS SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended June 30, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		February 27, 2004 (a) through December 31, 2004

NET ASSET VALUE, Beginning of Period	$14.38		$12.36		$12.03		$10.65		$10.00

OPERATIONS
Net investment income (loss)	(0.11	)(b)	(0.23	)(b)	(0.18	)(b)	(0.16	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	(1.61)		2.77		0.51	(c)	1.67		0.72

Total from Investment Operations	(1.72)		2.54		0.33		1.51		0.65

Redemption Fees (b)	–	(d)	–	(d)	–	(d)	–	(d)	–

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	–		(0.52)		–		(0.13)		–

NET ASSET VALUE, End of Period	$12.66		$14.38		$12.36		$12.03		$10.65

TOTAL RETURN (e)	(11.96%)		20.54%		2.74%		14.18%		6.50%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$22,590		$28,505		$27,212		$9,381		$3,668
Ratios to Average Net Assets (f):
Net expenses	1.90%		1.82%		1.65%		1.65%		1.63%
Gross expenses (g)	2.50%		2.36%		2.65%		5.17%		13.58%
Net investment income (loss)	(1.72%)		(1.70%)		(1.41%)		(1.44%)		(1.51%)

PORTFOLIO TURNOVER RATE (e)	260%		380%		497%		307%		500%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements. 8

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1.  Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing in the common stock of smaller, lesser-known companies whose stocks are traded in the U.S. Markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities

9

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

10

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – AH Lisanti Capital Growth Fund, LLC (the “Adviser”) is the investment adviser of the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Related Parties – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Note 4.  Fees Waived

The Adviser has contractually agreed to waive and reimburse a portion of its fees through April 30, 2009 to limit total annual operating expenses to 1.90%. Other Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended June 30, 2008, fees waived were as follows:

Investment Adviser	Other Waivers	Total Fees Waived
$59,510	$10,321	$69,831

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2008, were $60,978,431 and $63,578,424, respectively.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 6.  Federal Tax Information and Investment Transactions

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$401,222
Unrealized Appreciation (Depreciation)	76,893
Capital and Other Losses	4,474,861

Total	$4,952,976

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7.  Other Information

On June 30, 2008, three shareholders held approximately 85% of the outstanding shares of the Fund. These shareholders are omnibus accounts, each of which is held on behalf of several individual shareholders.

12

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available without charge and upon request, by calling (800) 441-7031, on the Fund’s website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange

13

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual Return	$1,000.00	$880.39	$8.88	1.90%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.42	$9.52	1.90%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

14

ADAMS HARKNESS SMALL CAP GROWTH FUND

P.O. BOX 588

PORTLAND, ME 04112

(800) 441-7031

WWW.AHSMALLCAP.COM

INVESTMENT ADVISER

AH LISANTI CAPITAL GROWTH, LLC

608 FIFTH AVENUE

SUITE 301

NEW YORK, NY 10020

DISTRIBUTOR

FORESIDE FUND SERVICES, LLC

THREE CANAL PLAZA

SUITE 100

PORTLAND, ME 04101

WWW.FORESIDES.COM

228 - SAR - 0608

THE FUND SEEKS CAPITAL APPRECIATION

SEMI-ANNUAL REPORT
(UNAUDITED)

JORDAN OPPORTUNITY FUND

A WINDOWPANE ADVISED FUND

JUNE 30, 2008

JORDAN OPPORTUNITY FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

The graph and table on the following page reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund (the “Fund”), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception of the limited partnership on December 31, 1991. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and Investors cannot invest directly in the Index.

On January 21, 2005, a limited partnership managed by Hellman, Jordan Management Co., Inc., the Fund’s sub-adviser, reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for periods prior to January 2005 is that of the limited partnership. The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-441-7013 or visiting the Fund’s website at www.jordanopportunity.com. Please read the prospectus carefully before you invest.

2

JORDAN OPPORTUNITY FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

Jordan Opportunity Fund vs. S&P 500 Index

Average Annual Total Return on 06/30/08	One Year	Five Years	Ten Years	Since 12/31/91
Jordan Opportunity Fund	18.76%	16.58%	11.84%	13.36%
S&P 500 Index	(13.12)%	7.58%	2.88%	9.14%

Investment Value on 06/30/08
Jordan Opportunity Fund	$79,121
S&P 500 Index	$42,355

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be

3

JORDAN OPPORTUNITY FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.12%. For information concerning the Fund’s expense reimbursement and/or fee waivers please refer to the prospectus. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee, subject to limited exceptions, which are more fully described in the Fund’s prospectus. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month end performance, please call (800) 441-7013.

4

JORDAN OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Common Stock – 92.8%
Alternative Energy – 10.6%
103,980	Arch Coal, Inc.	$7,801,620
200,810	JA Solar Holdings Co., Ltd. ADR(a)	3,383,648
52,030	Peabody Energy Corp	4,581,242
149,270	Yingli Green Energy Holding Co., Ltd., ADR(a)	2,376,379

		18,142,889

Financial – 3.8%
116,900	Blackstone Group, LP	2,128,749
189,505	Fortress Investment Group, LLC	2,334,702
103,360	Och-Ziff Capital Management Group, LLC(a)	1,964,873

		6,428,324

Health Care – 13.2%
73,560	Biogen Idec, Inc.(a)	4,111,269
60,260	Genzyme Corp.(a)	4,339,926
173,380	Hologic, Inc.(a)	3,779,684
98,260	Medtronic, Inc.	5,084,955
143,360	Merck & Co., Inc.	5,403,238

		22,719,072

Industrial – 14.6%
233,190	ABB Ltd., ADR(a)	6,603,941
65,830	General Cable Corp.(a)	4,005,755
38,860	SPX Corp.	5,119,027
63,900	Tenaris SA, ADR	4,760,550
63,010	Foster Wheeler, Ltd.(a)	4,609,182

		25,098,455

Information Technology – 4.0%
13,019	Google, Inc., Class A(a)	6,853,462

Materials – 10.0%
51,080	Freeport-McMoRan Copper & Gold, Inc., Class B	5,986,065
88,130	Nucor Corp.	6,580,667

Shares	Security Description	Value
24,750	United States Steel Corp.	$4,573,305

		17,140,037

Oil & Gas Services – 24.1%
64,720	Cameron International Corp.(a)	3,582,252
132,370	Delta Petroleum Corp.(a)	3,378,082
44,420	Halliburton Co.	2,357,369
59,720	National Oilwell Varco, Inc.(a)	5,298,358
70,210	Noble Corp.	4,560,842
69,730	Schlumberger, Ltd.	7,491,094
39,333	Transocean, Inc.	5,993,956
176,690	Weatherford International, Ltd.(a)	8,762,057

		41,424,010

Technology – 2.1%
175,080	Oracle Corp.(a)	3,676,680

Telecommunications – 4.6%
152,870	Cisco Systems, Inc.(a)	3,555,756
75,580	Walt Disney Co.(a)	2,358,096
153,580	Starent Networks Corp.(a)	1,932,037

		7,845,889

Utilities – 5.8%
120,280	Calpine Corp.(a)	2,713,517
307,210	Dynegy, Inc., Class A(a)	2,626,645
44,440	NRG Energy, Inc.(a)	1,906,476
129,640	Reliant Energy, Inc.(a)	2,757,443

		10,004,081

Total Common Stock (Cost $148,834,935)		159,332,899

See Notes to Financial Statements.

5

JORDAN OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Number of Contracts		Strike Price	Expiration Date	Value
Purchased Put Options – 0.3%
1,750	CBOE Mini – NDX Index(a)	180	07/23/08	$402,500
1,585	Sector SPDR-Energy(a)	83	07/19/08	44,380

Total Purchased Put Options
	(Cost $852,551)			446,880

Purchased Call Options – 0.7%
9,370	CBOE Volatility Index(a)	28	07/16/08	843,300
11,014	Sector SPDR-Financial(a)	22	07/19/08	308,392

Total Purchased Call Options
	(Cost $1,156,746)			1,151,692

Total Investments – 93.8%
	(Cost $150,844,232)*			$160,931,471

Other Assets & Liabilities, Net – 6.2%				10,681,242

NET ASSETS – 100.0%				$171,612,713

(a)	Non-income producing security.

ADR American Depositary Receipt

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$17,287,538
Gross Unrealized Depreciation	(7,200,299)

Net Unrealized Appreciation (Depreciation)	$10,087,239

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

6

JORDAN OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Investments
Level 1 – Quoted Prices	$160,931,471	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total Investments	$160,931,471	$—

PORTFOLIO HOLDINGS

% of Total Investments

Alternative Energy	11.3%
Financial	4.0%
Health Care	14.1%
Information Technology	15.6%
Materials	4.2%
Oil & Gas	10.7%
Oil & Gas Services	25.7%
Technology	2.3%
Telecommunications	4.9%
Utilities	6.2%
Purchased Put Options	0.3%
Purchased Call Options	0.7%

100.0%

See Notes to Financial Statements.

7

JORDAN OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS
Total investments, at value (Cost $150,844,232)	$160,931,471
Cash	11,287,413
Receivables:
Fund shares sold	3,091,857
Investment securities sold	2,985,252
Dividends and interest	193,046
Prepaid expenses and other assets	12,649

Total Assets	178,501,688

LIABILITIES
Payables:
Investment securities purchased	5,992,925
Fund shares redeemed	673,273
Accrued liabilities:
Investment advisory fees	132,026
Compliance services fees	7,540
Other expenses	83,211

Total Liabilities	6,888,975

NET ASSETS	$171,612,713

COMPONENTS OF NET ASSETS
Paid-in capital	$160,553,372
Accumulated undistributed (distributions in excess of) net investment income	(70,457)
Accumulated net realized gain (loss) on investments	1,042,559
Net unrealized appreciation (depreciation) on investments	10,087,239

NET ASSETS	$171,612,713

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Based on net assets of $171,612,713 and 12,928,540 shares outstanding (unlimited shares authorized)	$13.27

See Notes to Financial Statements.

8

JORDAN OPPORTUNITY FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2008

INVESTMENT INCOME
Dividend income	$412,629
Interest income	85,326

Total Investment Income	497,955

EXPENSES
Investment adviser fees	424,555
Administrator fees	87,276
Transfer agency fees	12,142
Custodian fees	14,557
Accountant fees	3,662
Registration fees	9,965
Professional fees	31,635
Trustees’ fees and expenses	1,175
Compliance services fees	24,065
Shareholder report expense	13,967
Miscellaneous expenses	3,636

Total Expenses	626,635
Fees waived	(58,223)

Net Expenses	568,412

NET INVESTMENT INCOME (LOSS)	(70,457)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,120,655
Written Options	(314,063)

Net realized gain (loss)	1,806,592

Net change in unrealized appreciation (depreciation):
Investments	3,876,948
Written Options	332,162

Net change in unrealized appreciation (depreciation)	4,209,110

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,015,702

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$5,945,245

See Notes to Financial Statements.

9

JORDAN OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months ended June 30, 2008	Year ended December 31, 2007
OPERATIONS
Net investment income (loss)	$(70,457)	$(123,876)
Net realized gain (loss)	1,806,592	2,072,154
Net change in unrealized appreciation (depreciation)	4,209,110	3,778,651

Increase (Decrease) in Net Assets from Operations	5,945,245	5,726,929

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains	—	(2,667,900)

CAPITAL SHARE TRANSACTIONS
Sale of shares	138,731,769	10,115,267
Reinvestment of distributions	—	2,586,575
Redemption of shares	(8,377,966)	(3,209,218)
Redemption fees	34,451	4,775

Increase (Decrease) from Capital Share Transactions	130,388,254	9,497,399

Increase (Decrease) in Net Assets	136,333,499	12,556,428
NET ASSETS
Beginning of period	35,279,214	22,722,786

End of period(a)	$171,612,713	$35,279,214

SHARE TRANSACTIONS
Sale of shares	10,660,941	799,316
Reinvestment of distributions	—	212,712
Redemption of shares	(645,363)	(277,634)

Increase (Decrease) in Shares	10,015,578	734,394

(a)	Amount includes accumulated undistributed (distributions in excess of) net investment income of $(70,457) and $0 respectively.

See Notes to Financial Statements.

10

JORDAN OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended June 30, 2008	Year ended December 31, 2007	Year ended December 31, 2006	January 21, 2005(a) through December 31, 2005
NET ASSET VALUE, Beginning of Period	$12.11	$10.43	$10.62	$10.00

INVESTMENT OPERATIONS
Net investment income (loss)(b)	(0.01)	(0.06)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	1.17	2.75	1.10	1.76

Total from Investment Operations	1.16	2.69	1.03	1.65

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—	(1.01)	(1.22)	(1.03)
Redemption Fees(b)	— (c)	— (c)	— (c)	—

NET ASSET VALUE, End of Period	$13.27	$12.11	$10.43	$10.62

TOTAL RETURN(d)	10.07%	25.79%	9.49%	16.53%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$171,613	$35,279	$22,723	$22,117
Ratios to Average Net Assets(e):
Net Expenses	1.34%	1.54%	2.05%	1.94%
Gross Expenses(f)	1.48%	2.05%	2.09%	2.15%
Net investment income (loss)	(0.17)%	(0.46)%	(0.66)%	(1.09)%

PORTFOLIO TURNOVER RATE(d)	92%	189%	304%	384%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

11

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1.  Organization

The Jordan Opportunity Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on January 21, 2005. The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

12

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the

13

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Distributions to Shareholders – Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses

14

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser – Windowpane Advisors, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Sub-Adviser – Hellman, Jordan Management Co. is the sub-adviser to the Fund. The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

15

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Other Related Parties – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Note 4.  Waiver of Fees

During the period, the Adviser voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2008, fees waived and reimbursed were $58,223.

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2008, were $193,378,021 and $73,347,456 respectively.

16

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 6.  Federal Income Tax and Investment Transactions

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$60,098
Unrealized Appreciation (Depreciation)	5,834,280
Capital and Other Losses	(780,282)

Total	$5,114,096

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, post-October currency loss, and calendar year open straddle losses.

For tax purposes, the current year post-October loss was $646,228. This loss was recognized for tax purposes on the first business day of the Fund’s next year.

Note 7.  Written Option Transactions

Transactions in options written during the six month period ended June 30, 2008 were as follows:

Calls
	Number of Contracts	Premiums
Outstanding, December 31, 2007	147	$521,321
Options written	—	—
Options purchased	—	—
Options terminated in closing transactions	147	521,321
Options exercised	—	—
Options expired	—	—

Outstanding, June 30, 2008	—	$—

Note 8.  Other Information

On June 30, 2008, one shareholder held approximately 33% of the outstanding shares of the Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

17

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7013 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

18

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual Return	$1,000.00	$1,100.74	$7.00	1.34%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,018.20	$6.72	1.34%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366, to reflect the half-year period.

19

FOR MORE INFORMATION

Jordan Opportunity Fund

A WINDOWPANE ADVISED FUND

Investment Advisor

Windowpane Advisors, LLC

One America Plaza

600 West Broadway, Suite 1225

San Diego, California 92101

www.windowpanefunds.com

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foresides.com

Jordan Opportunity Fund

P.O. Box 588

Portland, ME 04112

www.jordanopportunity.com

205-SAR-0608

SEMI-ANNUAL REPORT

June 30, 2008

(Unaudited)

http://www.polarisfunds.com

(888) 263-5594

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

Dear Fellow Shareholder,

The Polaris Global Value Fund (the “Fund”) returned -16.29% in the first six months of 2008, while the MSCI World Index (the “Index”), net dividends reinvested, returned -10.57%. Declines were due, in large part, to British homebuilding positions and some of the financial stocks in the portfolio. While these holdings made up a relatively small proportion of the overall fund, the losses were substantial and had a large impact.

After a benchmark beating first quarter of 2008, the Fund gave back its returns in the second quarter. Continued investor pessimism and depressed macro-economic conditions worldwide continued to negatively impact the market as a whole. Portfolio companies, even those with strong fundamentals, fell victim to these trends and were negatively impacted; prices dropped to unwarranted levels in 2007 and the first half of 2008. The housing crisis, higher oil prices and rising unemployment dissipated consumer spending power in the U.S., and many overseas markets, namely the U.K., experienced similar downtrodden outcomes.

While these events are unpleasant to bear and have tested the resolve of long term investors, Fund management remains steadfast to its global value investment strategy, standing by companies with strong free cash flow and good management. Such companies are precisely the kind of investments that should gain during a cyclical decline. Our constant contact with companies and analysis supports this conclusion. Nevertheless, market volatility has in some cases punished the stock prices of these investments. In many cases, our analysis supports a marginal decline in the short-term value of a firm yet, investor behavior often results in a decline five or 10 times more than what is justified. As always, the Fund is diversified across many countries and sectors, and seeks to temper volatility with better performance in countries including Australia, Austria, Canada, Italy and South Africa.

The table below summarizes total returns through June 30, 2008, and shows that the Fund remains ahead of the Index for the past 10 and 15 years and since inception. The Fund’s inception-to-date performance has exceeded benchmark returns with lower market risk, as measured by the beta statistic, of 0.81 since Fund inception (volatility measurement relative to the MSCI World Index).

	2008			As of June 30, 2008
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	ITD
Polaris Global Value Fund	-16.29%	-12.43%	-4.40%	-24.48%	3.21%	11.53%	7.50%	11.85%	10.32%
MSCI World Index, net dividends reinvested	-10.57%	-1.66%	-9.06%	-10.68%	8.88%	11.99%	4.19%	7.88%	6.80%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.19%. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. See pages 4 and 5 for additional disclosure.

1

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

SIX-MONTH PERFORMANCE ANALYSIS:

At approximately 20% of the Fund’s composition, industrial holdings posted mainly positive returns in the first and second quarters of 2008. In the first quarter, Finnish construction and crane operators, including Konecranes Oyj, profited from increased port modernization and shipping activities. Among the second quarter leaders were: Andritz AG, an Austrian global plant, systems and services provider for the pulp and paper, hydropower and steel industry; and Italy-based Trevi Finanziaria SpA, one of the leaders in the foundation engineering field and in the design and construction of advanced systems in geotechnical and hydrocarbons’ drilling sectors.

Clearly benefiting from demand to facilitate growth of a healthy world economy, numerous materials companies also produced positive numbers. In the first quarter, Maruichi Steel Tube, Ltd. and Impala Platinum led performance. In the second quarter, Australia’s diversified commodities company, BHP Billiton, Ltd. and U.S. industrial gas manufacturer Praxair, Inc. performed admirably.

The Fund’s consumer discretionary results were marred by U.K. homebuilders, including Taylor Wimpey PLC and Barratt Developments PLC which continued to decline. Fund management believed the market unfavorably compared British homebuilders to U.S. counterparts; yet, the two were not comparable. Stress testing on models and discussions with company management led the investment team to believe that the risk of bankruptcy was extremely low, and that firms would be able to generate sufficient cash flow in a highly distressed market to service debt. If housing purchases over the next three to five years returned to past levels then companies were extremely undervalued. Investor behavior tends to fluctuate from greed and exuberance to panic and fear, which lends itself to companies becoming over- or undervalued. British homebuilding stocks declined in part due to such panic, which carried over to home buying and funding declines in a compressed period of time. We believe these declines might not be permanent. Dramatic falls in homebuilder valuations pointed to much more drastic declines in fundamentals than what Fund management believed could possibly be realistic over the next three to five years. Valuations assumed that the assets were virtually worthless — a highly unlikely proposition.

Japanese consumer staples companies proved strong performers during the first quarter, boosted by beverage price increases and Yen appreciation. However, the stocks gave back some of the gains in the second quarter. The Fund continues to invest cautiously in consumer-oriented sectors, favoring select companies with strong free cash flow and strong corporate teams. Within that framework, Fund management remains constructive about Japanese consumer staples.

Over the past year, the Fund’s research process identified values in U.S. and non-U.S. banks, many of which have strong balance sheets, good customer funding and clean loan portfolios — yet these holdings had lackluster performance in the first and second quarters. It is evident that investors do not discern financial companies with strong fundamentals from those that are poorly managed. Many of the Fund’s recent investments in re-insurers have posted gains, backed by strong earnings and investment portfolios. These companies had been hard hit in sympathy with all financials last year. Toward the end of last year and early 2008, Fund management initiated positions in several insurers deemed to be good value, many of which rallied in the first and second quarters.

ASSET ALLOCATION:

During the first six months of 2008, Fund management sold stocks that reached valuation limits. The team was able to redeploy cash to new and current portfolio positions and took advantage of bargain prices provided by market volatility.

2

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

In the first quarter, the Fund made investments in German and U.S. insurance companies, which presented healthy investment portfolios, backed by strong pricing and a period of low catastrophe losses. In the second quarter, the Fund purchased a new industrial company, Tognum AG, a leading supplier of high-speed, powerful diesel engines and complete propulsion systems for ships, heavy agricultural and rail vehicles, industrial drive systems and onsite power generators. In making such purchases, management was able to improve the valuation of the portfolio and reduce overweight exposures in some sectors.

The portfolio remained underweight in the U.S. and overweight in Scandinavian countries and emerging markets. The U.S. market still offers less value than the rest of the world based on Fund management’s research and assessment.

The following table shows the Fund’s asset allocation at June 30, 2008.

	Polaris Global Value Fund Asset Allocation
	World Market Weighting	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretion’y	Consumer Staples	Health Care	Financials	Information Technology	Telecom. Services	Other	Cash

N. America	51.89%	36.67%	1.70%	3.62%	5.24%	8.18%	1.36%	0.00%	3.60%	11.35%	0.00%	1.63%	0.00%	0.00%
Japan	10.27%	10.98%	0.00%	0.82%	2.32%	2.72%	0.54%	3.08%	0.00%	0.00%	0.00%	1.51%	0.00%	0.00%
Other Asia	4.94%	5.97%	1.08%	0.00%	2.02%	0.00%	0.00%	0.00%	0.00%	0.00%	1.47%	1.40%	0.00%	0.00%
Europe	30.06%	29.68%	2.21%	0.00%	6.75%	4.87%	5.76%	1.15%	0.00%	8.94%	0.00%	0.00%	0.00%	0.00%
Scandinavia	2.84%	12.82%	0.00%	0.00%	0.71%	7.25%	1.89%	0.00%	0.00%	2.97%	0.00%	0.00%	0.00%	0.00%
Africa & S. America	0.00%	3.82%	1.43%	0.00%	2.39%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Cash	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%

Industry Totals		100.00%	6.41%	4.44%	19.42%	23.02%	9.56%	4.23%	3.60%	23.26%	1.47%	4.53%	0.00%	0.06%

Market Weighting	100.00%		13.53%	5.07%	8.70%	11.12%	8.73%	8.85%	8.83%	20.08%	10.69%	4.39%	0.00%	0.00%

INVESTMENT ENVIRONMENT AND STRATEGY:

Financial markets continue to signal a general economic decline. Consumers may have been able to overcome the credit crisis; however, credit issues coupled with the drain of consumer cash flow (due to higher energy, commodity and consumer staples prices) proceeded to test world economies.

The Federal Reserve expects growth to pick up in the second half of the year and into 2009, aided by the government’s tax break stimulus packages and aggressive interest rate reductions. Until that time, Fund management expects market volatility to persist. The financial industry is likely to feel the reverberations; however, Fund management has reinforced the portfolio against such contractions by investing in banks and reinsurers with minimal subprime issues.

In a volatile market, investment strategy dictates that investors “follow the liquidity”— which is currently funneling to resource-rich countries and companies involved in oil development, mining, materials and other commodities.

Resource economies are reinvesting their cash flow mainly to finance domestic and public capital formation, as well as devoting cash flow to exploration and new supply. This effort points to investment opportunities in select materials, industrials and energy companies in some emerging and developed countries. However, a country’s economic performance following a resource boom is not pre-ordained; it also depends to a considerable extent on the policies followed by its

3

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

government and world economic growth. The Fund is maintaining an overweight position in the materials sector, while being vigilant for companies that become overvalued or subject to declines in fundamentals.

Fund management has always sought companies primed to outperform in difficult times, recognizing that these holdings tend to bear fruit when conditions improve. The Fund continues to invest in fundamentally-strong companies that generate free cash flow and earnings growth even in credit-constrained markets.

While the market environment and resulting volatility is wearing and takes its toll on even the most steadfast investor, it is crucial to remember that volatility provides opportunity. We cannot predict the bottom, or whether stocks will fall further still, but we can choose to look past the panic to the silver lining — plainly spoken, this is our kind of market and we believe this is the perfect time for buying companies.

We welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.

Portfolio Manager

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World, EAFE, and USA Indexes, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

4

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2008

The views in this letter were those of the Fund manager as of June 30, 2008, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. Please read the prospectus carefully before you invest.

Foreside Fund Services, LLC, is the Fund’s Distributor.

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2007	-3.97%	9.04%	1998	-8.85%	24.34%
2006	24.57%	20.07%	1997	34.55%	15.76%
2005	10.52%	9.49%	1996	23.34%	13.48%
2004	23.63%	14.72%	1995	31.82%	20.72%
2003	47.06%	33.11%	1994	-2.78%	5.08%
2002	3.82%	-19.89%	1993	25.70%	22.50%
2001	2.21%	-16.82%	1992	9.78%	-5.23%
2000	-5.82%	-13.18%	1991	17.18%	18.28%
1999	16.50%	24.93%	1990	-11.74%	-17.02%

5

POLARIS GLOBAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2008

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the Morgan Stanley Capital International (“MSCI”) World Index, net dividends reinvested, over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. Past performance is not predictive of, nor a guarantee of future results. Market volatility can significantly impact short-term performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Total Return as of 06/30/2008	One Year	Five Year	Ten Year
Polaris Global Value Fund	(24.48)%	11.53%	7.50%
MSCI	(10.68)%	11.99%	4.19%

Investment Value on 06/30/2008
Polaris Global Value Fund	$20,609
MSCI	$15,081

6

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
Common Stock – 99.8%
Australia – 2.0%
90,652	BHP Billiton, Ltd. ADR	$7,722,644

Austria – 1.5%
88,832	Andritz AG	5,602,270

Belgium – 2.7%
48,544	KBC Groep NV	5,391,400
38,516	Solvay SA, Class A	5,039,437

		10,430,837

Canada – 1.7%
228,437	Methanex Corp.	6,455,731

Finland – 7.1%
132,863	Cargotec Corp., Class B	4,625,779
180,620	Konecranes Oyj	7,480,208
206,718	Kone Oyj, Class B	7,271,995
165,481	UPM–Kymmene Oyj	2,710,027
201,393	YIT Oyj	5,067,727

		27,155,736

France – 7.1%
60,465	Christian Dior SA	6,236,450
75,391	Cie de Saint-Gobain	4,717,799
30,745	Euler Hermes SA	2,287,507
78,708	Imerys SA	5,702,472
91,200	Technip SA	8,442,875

		27,387,103

Germany – 6.8%
86,600	BASF SE	5,949,702
64,850	Continental AG	6,617,243
78,100	Hannover Rueckversicherung AG	3,854,270
22,200	Muenchener Rueckversicherungs-Gesellschaft AG	3,889,763
221,100	Tognum AG	5,929,191

		26,240,169

Ireland – 5.8%
494,600	Anglo Irish Bank Corp. PLC	4,634,076
467,550	Bank of Ireland	4,066,260
184,213	CRH PLC	5,337,405
1,394,401	Greencore Group PLC	4,391,468
458,400	Smurfit Kappa Group PLC	3,739,095

		22,168,304

Italy – 0.6%
92,102	Trevi Finanziaria SpA	2,364,007

Shares	Security Description	Value
Japan – 11.0%
313,800	Asahi Breweries, Ltd.	$5,857,245
429,500	Culture Convenience Club Co., Ltd.	2,074,996
574,220	Iino Kaiun Kaisha, Ltd.	5,234,684
74,900	Kansai Electric Power Co., Inc.	1,752,851
930	KDDI Corp.	5,745,444
184,300	Maruichi Steel Tube, Ltd.	5,762,358
1,146,000	Meiji Dairies Corp.	5,881,904
535,000	Nippon Yusen KK	5,144,182
1,159,000	Showa Denko KK	3,078,005
52,800	Tokyo Electric Power Co., Inc.	1,357,480

		41,889,149

Mexico – 1.5%
228,469	Cemex, S.A.B. de C.V. ADR(b)	5,643,184

Norway – 2.3%
258,250	Camillo Eitzen & Co. ASA	3,168,929
449,606	DnB NOR ASA	5,720,043
119,280	Eitzen Maritime Services ASA(b)	69,787

		8,958,759

South Africa – 3.8%
1,938,619	Metorex, Ltd.(b)	5,718,786
282,630	Sappi, Ltd.	3,426,988
92,670	Sasol, Ltd.	5,455,562

		14,601,336

South Korea – 2.9%
9,427	Samsung Electronics Co., Ltd.	5,628,893
29,368	SK Telecom Co., Ltd.	5,344,891

		10,973,784

Spain – 1.5%
298,388	Banco Bilboa Vizcaya Argentaria SA	5,718,261

Sweden – 3.4%
93,760	Autoliv, Inc.	4,371,091
391,200	Duni AB	2,858,035
266,102	Investor AB, Class B	5,622,402

		12,851,528

Thailand – 1.1%
2,644,300	Thai Oil PCL	4,113,795

United Kingdom – 3.5%
761,263	Barratt Developments PLC	879,459
361,200	Bellway PLC	3,255,512

See Notes to Financial Statements.

7

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares	Security Description	Value
694,615	Lloyds TSB Group PLC	$4,299,405
457,975	Persimmon PLC	2,882,583
1,728,067	Taylor Wimpey PLC	2,134,053

		13,451,012

United States – 33.5%
166,600	Allete, Inc.	6,997,200
398,344	Ameris Bancorp	3,465,593
140,606	Ametek, Inc.	6,639,416
249,204	Astoria Financial Corp.	5,004,017
127,086	Capital One Financial Corp.	4,830,539
169,774	Colony Bankcorp, Inc.	1,909,958
3,297	Fairpoint Communications, Inc.	23,771
1,078,387	Ford Motor Co.(b)	5,187,042
104,344	FPL Group, Inc.	6,842,880
80,617	General Dynamics Corp.	6,787,952
181,100	Health Net, Inc.(b)	4,357,266
9,299	Idearc, Inc.	21,853
270,063	International Bancshares Corp.	5,771,246
569,716	Mac-Gray Corp.(b)(d)	6,688,466
124,882	Marathon Oil Corp.	6,477,629
83,549	Praxair, Inc.	7,873,658
533,197	Southwest Bancorp, Inc.	6,131,766
580,058	Sovereign Bancorp, Inc.	4,269,227
210,401	Stewart Information Services Corp.	4,069,156
78,000	The Chubb Corp.	3,822,780
134,682	Toro Co.	4,480,870
163,770	UnitedHealth Group, Inc.	4,298,963

Shares	Security Description	Value
174,851	Verizon Communications, Inc.	$6,189,726
221,738	Webster Financial Corp.	4,124,327
107,138	WellPoint, Inc.(b)	5,106,197
165,974	WESCO International, Inc.(b)	6,645,599

		128,017,097

Total Common Stock (Cost $480,194,708)		381,744,706

Rights-NM(a)
119,280	Eitzen Maritime Services ASA Rights(b)(c)	–

Principal Amount
Short-Term Investments – NM(a)
Certificates of Deposit – NM(a)
$29,528	Middlesex Savings Bank, 4.50%, 8/01/08	29,528
29,213	Stoneham Savings Bank, 4.41%, 11/24/08	29,213

Total Certificates of Deposit (Cost $58,741)		58,741

Total Short-Term Investments
	(Cost $58,741)	58,741

Total Investments – 99.8%
	(Cost $480,253,449)*	381,803,447
Other Assets and Liabilities, Net – 0.2%		729,508

Net Assets – 100.0%		$382,532,955

ADR	American Depositary Receipt.
PCL	Public Company Limited
PLC	Public Limited Company
NM	Not Material
(a)	Less than 0.1%.
(b)	Non–income producing security.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
At the period end, the value of this security amounted to $0 or 0.000% of net assets.
(d)	Affiliated Company during the period. As of June 30, 2008, the Fund no longer owns 5% of the outstanding stock of the company and is no longer an affiliate.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which were affiliates are as follows:

Name of Issuer	Shares held as of beginning of period	Gross Additions	Gross Reductions	Shares held as of end of period	Value June 30, 2008	Investment income
Mac-Gray Corp.	762,616	$–	$2,164,109	569,716	$6,688,466	$–

See Notes to Financial Statements.

8

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$34,476,440
Gross Unrealized Depreciation	(132,926,442)

Net Unrealized Appreciation (Depreciation)	$(98,450,002)

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Investments
Level 1 – Quoted Prices	$381,803,447	$–
Level 2 – Other Significant Observable Inputs	–	–
Level 3 – Significant Unobservable Inputs	–	–

Total Investments	$381,803,447	$–

% of Total Investments

Industrials	23.0%
Financials	23.3%
Consumer Discretionary	9.6%
Materials	19.4%
Consumer Staples	4.2%
Telecommunication Services	4.5%
Utilities	4.5%
Energy	6.4%
Health Care	3.6%
Information Technology	1.5%
Short-Term Investments	NM

Total	100.0%

See Notes to Financial Statements.

9

POLARIS GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS
Total investments, at value (Cost $480,253,449)	$381,803,447
Foreign currency (Cost $215,257)	215,248
Receivables:
Investment securities sold	2,239,900
Fund shares sold	185,619
Interest and dividends	1,876,185
Prepaid expenses	26,147

Total Assets	386,346,546

LIABILITIES
Unrealized loss on currency contracts	11,072
Payables:
Fund shares redeemed	1,324,533
Payable to custodian	2,255,222
Accrued Liabilities:
Compliance services fees	1,366
Other expenses	221,398

Total Liabilities	3,813,591

NET ASSETS	$382,532,955

COMPONENTS OF NET ASSETS
Paid-in capital	$415,473,669
Accumulated undistributed (distributions in excess of) net investment income	5,448,584
Net realized gain (loss) on investments and foreign currency transactions	59,988,672
Unrealized appreciation (depreciation) of investments and foreign currency translations	(98,377,970)

NET ASSETS	$382,532,955

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Based on net assets of $382,532,955 and 26,117,292 shares outstanding (unlimited shares authorized)	$14.65

See Notes to Financial Statements.

10

POLARIS GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes $1,228,386)	$9,385,312
Interest income	69,371

Total Investment Income	9,454,683

EXPENSES
Investment adviser fees	2,405,758
Administrator fees	191,150
Transfer agency fees	374,544
Custodian fees	105,133
Accountant fees	5,804
Professional fees	23,655
Registration fees	14,249
Trustees’ fees and expenses	8,186
Compliance services fees	22,312
Miscellaneous expenses	34,223

Total Expenses	3,185,014
Fees waived	(1,932)

Net Expenses	3,183,082

NET INVESTMENT INCOME (LOSS)	6,271,601

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
Investments	21,216,702
Foreign currency transactions	(186,596)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	21,030,106

Change in Unrealized Appreciation (Depreciation) on:
Investments	(111,556,469)
Foreign Currency Translations	18,229

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(111,538,240)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(90,508,134)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(84,236,533)

See Notes to Financial Statements.

11

POLARIS GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
OPERATIONS
Net investment income (loss)	$6,271,601	$7,693,281
Net realized gain (loss) on investments and foreign currency transactions	21,030,106	90,015,692
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(111,538,240)	(130,722,931)

Increase (Decrease) in Net Assets Resulting from Operations	(84,236,533)	(33,013,958)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(8,956,455)
Net realized gain on investments	–	(49,543,610)

Total Distributions to Shareholders	–	(58,500,065)

CAPITAL SHARE TRANSACTIONS
Sale of shares	29,959,308	395,005,172
Reinvestment of distributions	–	54,941,096
Redemption of shares	(165,985,428)	(364,549,019)
Redemption fees	92,348	766,769

Increase (Decrease) from Capital Share Transactions	(135,933,772)	86,164,018

Increase (Decrease) in Net Assets	(220,170,305)	(5,350,005)

NET ASSETS
Beginning of Period	602,703,260	608,053,265

End of Period(a)	$382,532,955	$602,703,260

SHARE TRANSACTIONS
Sale of shares	1,808,275	19,098,104
Reinvestment of distributions	–	2,991,616
Redemption of shares	(10,120,408)	(18,100,847)

Increase (Decrease) in Shares	(8,312,133)	3,988,873

(a) Accumulated undistributed (distributions in excess of) net investment income	$5,448,584	$(823,017)

See Notes to Financial Statements.

12

POLARIS GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2008	Year Ended
		December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004(a)	December 31, 2003(a)
NET ASSET VALUE, Beginning of Period	$17.51	$19.98	$16.20	$14.80	$12.04	$8.30

INVESTMENT OPERATIONS
Net investment income (loss)	0.21 (b)	0.20 (b)	0.17 (b)	0.19 (b)	0.05	0.04
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(3.07)	(0.94)	3.80	1.36	2.78	3.86

Total from Investment Operations	(2.86)	(0.74)	3.97	1.55	2.83	3.90

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(0.26)	(0.16)	(0.16)	(0.08)	(0.03)
Net realized gain on investments, options and foreign currency transactions	–	(1.49)	(0.04)	–	– (c)	(0.13)

Total Distributions to Shareholders	–	(1.75)	(0.20)	(0.16)	(0.08)	(0.16)

Redemption fee(b)	– (c)	0.02	0.01	0.01	0.01	– (c)

NET ASSET VALUE, End of Period	$14.65	$17.51	$19.98	$16.20	$14.80	$12.04

TOTAL RETURN(d)	(16.29)%	(3.97)%	24.57%	10.52%	23.63%	47.06%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$382,533	$602,703	$608,053	$280,580	$143,010	$36,675
Ratios to Average Net Assets(e):
Net investment income (loss)	2.61%	0.99%	0.93%	1.23%	0.73%	0.52%
Net expenses	1.32%	1.19%	1.23%	1.29%	1.48%	1.75%
Gross expenses(f)	1.32%	1.19%	1.23%	1.30%	1.48%	1.86%
PORTFOLIO TURNOVER RATE(d)	10%	46%	5%	10%	15%	26%

(a)	Audited by another Independent Registered Public Accounting Firm.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

13

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1. Organization

The Polaris Global Value Fund (the “Fund”), is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

14

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Foreign Currency Translations – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds’ foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

15

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fee – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser – Polaris Capital Management, LLC. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Agent – The Trust has adopted a shareholder servicing plan for the Fund under which the Fund may pay the Fund’s administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund. As of June 30, 2008 this fee has not been imposed on the Fund.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Related Parties – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer,

16

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FSC had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Note 4. Expense Reimbursements and Fees Waived

During the year certain fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the six-month period ended June 30, 2008, fees reimbursed were $1,932.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2008, were $48,956,830 and $179,000,966 respectively.

Note 6. Federal Tax Information and Investment Transactions

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$2,301,119
Undistributed Long-Term	36,805,479
Capital and Other Losses	(76,397)
Unrealized Appreciation (Depreciation)	12,265,617

Total	$51,295,818

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, post-October currency losses, mark to market on section 988 contracts and investments in passive foreign investment companies.

For tax purposes, the current year currency post-October loss was $76,397. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year.

Note 7. Other Information

On June 30, 2008, two shareholders held approximately 43% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

17

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Investment Advisory Agreement Approval

At the February 7, 2008 board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from a senior representative of Polaris Capital Management, Inc. (the “Adviser”) and discussed the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement and the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Board also considered information regarding: the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s summary of its financial condition as of December 31, 2007, noting the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement, that the Adviser could provide high quality services to the Fund and that the investment expertise of the Adviser’s professionals could benefit the Fund.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

18

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Compensation

The Board also considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that while the Adviser’s contractual and actual advisory fees were higher than the mean and median contractual and actual advisory fees for its Lipper Inc. peer group, when compared to a subset of its Lipper Inc. peer group consisting of no load global funds, the Adviser’s actual advisory fee was within 16 basis points of the median actual advisory fee of that subset. The Board also considered the Fund’s total expense ratio, noting that the Adviser’s actual total expense ratio was lower than the mean and median actual total expense ratio for its Lipper Inc. peer group. The Board also recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds. Overall, based on the foregoing, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

The Adviser discussed its approach to managing the Fund as well as the Fund’s performance. The Board considered the Fund’s performance over the three-month, six-month, one-year, three-year and five-year periods, noting that while the Fund underperformed its benchmark for the shorter periods, the Fund performed at or near its benchmark over the long-term. The Board also noted the Adviser’s discipline and consistency over time in applying its investment approach with respect to the Fund. Based on this review, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board then considered whether the Fund would benefit from any economies of scale, noting that the advisory fee for the Fund does not contain breakpoints and thus would not reflect economies of scale, if any. The Board noted that the Adviser experienced growth of assets consistent with performance in the past and expects to do so in the future. The Board considered the Adviser’s representation that advisory fee breakpoints may be considered if Fund assets continue to increase. The Board also considered the size of the Fund and determined that it would not be necessary to consider the implementation of breakpoints at this time.

Other Benefits

The Board noted that the Adviser does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that the advisory fees of the Fund were fair, and that renewing the Advisory Agreement was in the best interest of the Fund’s shareholders.

19

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008, through June 30, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

20

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual Return	$1,000.00	$837.14	$6.03	1.32%
Hypothetical Return	$1,000.00	$1,018.30	$6.62	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

21

SEMI-ANNUAL REPORT

June 30, 2008

(Unaudited)

http://www.polarisfunds.com

(888) 263-5594

INVESTMENT ADVISER

Polaris Capital Management, LLC

125 Summer Street

Boston, MA 02110

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foresides.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

225-SAR-0608

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	8/26/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	8/26/08

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	8/26/08